UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2007

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)W

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On February 9, 2007, Imperial Group, L.P., a wholly owned subsidiary of Accuride Corporation entered into a lease agreement with Northgate Investors, LLC for property in Madison, TN.  The term of the lease is thirty-six (36) months, commencing February 12, 2007.  A copy of the lease is attached hereto as Exhibit 99.1 and incorporated herein.

Item 9.01.              Financial Statements and Exhibits

(d)           Exhibits

99.1         Lease Agreement, dated as of February 12, 2007, by and between Imperial Group, L.P. and Northgate Investors, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	February 13, 2007	/s/ David K. Armstrong
David K. Armstrong
Senior Vice President / Chief Financial Officer and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Lease Agreement, dated as of February 12, 2007, by and between Imperial Group, L.P. and Northgate Investors, LLC.